Exhibit 10.14.8

FIRST AMENDMENT TO TERM LOAN NOTE

            THIS FIRST AMENDMENT TO TERM LOAN NOTE (the “Amendment to Note”) is made this 16th day of November, 2009, by and between by and among SUSQUEHANNA BANK, a Pennsylvania chartered bank (the “Bank”), as lender and by PURE EARTH TREATMENT (NJ), INC. (formerly named CASIE ECOLOGY OIL SALVAGE, INC.), a New Jersey corporation with a principal office at 3209 North Mill Rd., Vineland, NJ 08360, PURE EARTH RECYCLING (NJ), INC.  (formerly named MIDATLANTIC RECYCLING TECHNOLOGIES, INC.), a Delaware corporation with a principal office at 3137 Chammings Court, Vineland, NJ 08360, and REZULTZ, INCORPORATED,  a New Jersey corporation with a principal office at 3209 North Mill Rd., Vineland, NJ 08360, with joint and several liability (each individually a “Borrower” or “Obligor” and, collectively, “Borrower” or “Obligors”).

TERM LOAN NOTE:  The Obligors executed and delivered to Bank a Term Loan Note (the “Note”), dated November 12, 2008, in regard to the Term Loan (as defined therein) in the principal amount of $8,000,000.

NAME CHANGES:

a.           On July 31, 2009, MIDATLANTIC RECYCLING TECHNOLOGIES, INC., a Delaware corporation, executed a Certificate of Amendment of Certificate of Incorporation with the State of Delaware changing its name to PURE EARTH RECYCLING (NJ), INC. On that same date, it also executed an Application for Amended Certificate of Authority with the State of New Jersey to evidence its name change.

b.           On July 31, 2009, CASIE ECOLOGY OIL SALVAGE, INC., a New Jersey corporation, executed a Certificate of Amendment to the Certificate of Incorporation with the State of New Jersey changing its name to PURE EARTH TREATMENT (NJ), INC. On that same date, it also executed Application for Amended Certificate of Authority with the State of Kentucky to evidence its name change.

INTEREST RATE AND REPAYMENT CHANGES:

a.           Principal and Interest Repayment Terms.  Commencing on November 15, 2009, and continuing monthly up to and including January 15, 2010, Borrower shall make monthly installments of accrued interest only (without principal) at the rate provided in the Note.  Lender agrees to provide Borrower with a revised schedule of payments upon Borrower’s request but any failure by Lender to do so shall not relieve Borrower of its obligations to make such payment due hereunder or create any liability of Lender to Borrower.

b.           Term Loan Maturity Date.  Regardless of the terms contained in this Amendment to Note, the Loan shall mature on November 15, 2015, subject to adjustment in accordance with the Following Business Day Convention (the "Maturity Date"), whereupon all Obligations under the Term Loan shall be immediately due and payable in full.

CONTINUING EFFECT: All of the terms and conditions contained in the Note shall continue to be fully effective, except to the extent that any of them are expressly modified by this Amendment to Note.

MISCELLANEOUS PROVISIONS.

A.           The inapplicability or unenforceability of any provision of this Amendment to Note shall not limit or impair the operation or validity of any other provision of this Amendment to Note.

B.           The captions herein are for convenience and reference only and in no way define, limit, or describe the scope or intent of this Amendment to Note or affect any of the terms or provisions hereof; and

C.           This Amendment to Note shall be governed by, and interpreted in accordance with, the laws of the State of New Jersey.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Note the day and year first above written.

BANK:

SUSQUEHANNA BANK

By:/s/ Hugh J. Arbuthnot (SEAL)
Hugh J. Arbuthnot, Commercial Relationship Manager

BORROWER:

Attest:	PURE EARTH TREATMENT (NJ), INC. (formerly named CASIE ECOLOGY OIL SALVAGE, INC.), a New Jersey corporation

By /s/ Joseph Kotrosits (SEAL)	By: /s/ Mark Alsentzer(SEAL)
Joseph Kotrosits, Secretary	Mark Alsentzer, President

Attest:	PURE EARTH RECYCLING (NJ), INC. (formerly named MIDATLANTIC RECYCLING TECHNOLOGIES, INC.), a Delaware corporation

By: /s/ Joseph Kotrosits (SEAL)	By: /s/ Mark Alsentzer(SEAL)
Joseph Kotrosits, Secretary	Mark Alsentzer, President

Attest:	REZULTZ, INCORPORATED, a New Jersey corporation

By: s/ Joseph Kotrists (SEAL)	By: /s/ Mark Alsentzer(SEAL)
Joseph Kotrosits, Secretary	Mark Alsentzer, President